2016 Fourth Quarter Investor Presentation January 30, 2017 Exhibit 99.1

2 This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; our transition to a replacement third-party vendor to manage the technology platform for our online retail deposits; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to GE under the tax sharing and separation agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; obligations associated with being an independent public company; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including in Synchrony Financial’s (the “Company”) Quarterly Report on Form 10-Q for our most recently completed fiscal quarter and under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed on February 25, 2016. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Non-GAAP Measures We present certain capital ratios. Our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance. This ratio is not currently required by regulators to be disclosed, and therefore is considered a non-GAAP measure. We believe this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies, although this ratio may not be comparable to similarly titled measures reported by other companies. The reconciliation of our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, to the comparable GAAP component at December 31, 2016 is included at the end of this presentation in “Appendix-Non-GAAP Reconciliations.” We also present a measure we refer to as “tangible common equity” in this presentation. Tangible common equity itself is not a measure presented in accordance with GAAP. We believe tangible common equity is a more meaningful measure to investors of the net asset value of the Company. The reconciliation of tangible common equity, to total equity reported in accordance with GAAP is included at the end of this presentation in “Appendix-Non-GAAP Reconciliations.” We refer to “managed-basis” as presenting certain loan performance measures as if loans sold by us to our securitization trusts were never sold and derecognized in our GAAP financial statements. We believe it is useful to consider these performance measures on a managed-basis for 2009 when comparing to similar GAAP measures in later years since we serviced the securitized and owned loans, and related accounts, in the same manner without regard to ownership of the loans. The reconciliation of the managed-basis loan performance measures in this presentation to the comparable GAAP measures for the twelve months ended December 31, 2009 is included at the end of this presentation in “Appendix-Non-GAAP Reconciliations.” Disclaimers

3 Synchrony Financial Overview Strong Value Proposition for Partners and Consumers • Advanced data analytics and targeted marketing capabilities • Dedicated team members support partners to help maximize program effectiveness • Enhanced sales growth and additional economic benefits for partners • Access to instant credit, promotional financing, and rewards for customers Attractive Growth and Ample Opportunities • Strong receivables growth • Significant opportunity to leverage long- standing partnerships to increase penetration • Opportunity to attract new partners • Developing broad product suite to build a leading, full-scale online bank Strong Financial Profile and Operating Performance • Solid fundamentals with attractive returns • Strong capital and liquidity with diverse funding profile • Announced and began execution of initial capital plan—quarterly common stock dividend of $0.13 per share and share repurchase program of up to $952 million for the four quarters ending June 30, 2017 (subject to Board and regulatory approval) Leading Consumer Finance Business • Largest Private Label Credit Card (PLCC) provider in US(a) • A leader in financing for major consumer purchases and healthcare services • Long-standing and diverse partner base (a) Source: The Nilson Report (May 2016, Issue #1087) as measured by PLCC purchase volume and receivables, based on 2015 data. Robust Data and Technology Capabilities • Deep partner integration enables customized loyalty products across channels • Partner and cardholder focused mobile payments and e-commerce solutions • Leveraging digital, loyalty, and analytics capabilities to augment growth

Business Overview

5 Partner-Centric Business with Leading Sales Platforms (a) 2016, $ in millions. (b) $ in billions, as of December 31, 2016. $10,898 $52.6 $1,952 $15.6 $1,832 $8.1 Payment SolutionsRetail Card CareCredit Interest and Fees on Loans(a) Loan Receivables(b) Private label credit cards, Dual Cards™ & small business credit products for large retailers Promotional financing for major consumer purchases, offering private label credit cards & installment loans Promotional financing to consumers for elective healthcare procedures & services

6 Customized Products Credit Products Retailer only acceptance Accepted at network locations Deposit Products Retailer and private network acceptance Accepted at provider network locations Private Label Dual CardTM Affinity to retailer, provides customized benefits & features Big-ticket focus, offering promotional financing options Retail Card Private Label Private Label • Dental • Vision • Cosmetic • Veterinary • Cash back, discounts • Credit events & promotions • Reward/best customer programs • Home • Furniture • Electronics • Luxury • Power sports Payment Solutions CareCredit Fast-growing online bank Deposits FDIC-insured products Robust product suite Synchrony Bank • Certificates of Deposit • Money Market Accounts • Savings Accounts • IRA Money Market Accounts • IRA Certificates of Deposit

7 Long-Standing Partnerships (a) Existing partners as of December 31, 2016 and also reflects the renewal of the Belk program in January 2017. (b) Excludes certain credit card portfolios that were sold, have not been renewed, or expire in 2017, which represent less than 1% of our total Retail Card interest and fees on loans for the year ended December 31, 2016. 20% Partners (b) 14% 22% 20192017 2021 0 22 2020 22% 2022 5 5 Length of Major Partner Relationships (Years) (a) Last Renewal 37 2014 23 2014 20 2014 18 2014 17 2013 17 2013 12 2015 9 2015 99% 2019+ Contractual Expiration (a) % of 2016 Retail Card Interest and Fees on Loans (b) 5 20232018 3 12% 9% 4 2024+ 1%0%

8 Expansive Opportunity (a) (a) Source: Nilson. U.S. Credit Card Receivables $48 $52 $57 $61 $68 2011 2012 2013 2014 2015 $ in billions • Majority of growth is organic • Targeted marketing programs, digital capabilities, and value propositions helped drive organic growth Strong Receivables Growth $807 $810 $834 $873 $908 2011 2012 2013 2014 2015 +3% CAGR +9% CAGR • Synchrony comprises ~7% of credit card receivables Significantly Outpacing Industry Growth $ in billions Synchrony Total Loan Receivables

9 1.6% 2.3% 3.1% 0.2% 6.7% 3.8% 11.6% 2.5% 8.2% 5.6% 9.8% 11.2% Mass Electronics Healthcare Apparel/Dept. Home Furniture $542 $283 $232 $213 $219 $83 2012-2015 Market Growth Rate 2012-2015 Synchrony Financial Purchase Volume Growth Rate 2015 Market Size ($ in billions) • Over 80 years of retail heritage • Significant scale across platforms • Robust data capture enables more customized offers • Analytics and data insights help drive growth • Joint executive management of programs—1,000+ SYF FTEs dedicated to drive partner sales • Collaboration with partners ensures sales teams are aligned with program goals • Economic benefits and incentives align goals and drive profitable program growth Deep Integration Drives 2-3x Market Growth Rate Sources for market data: Kantar Retail (2015 Mass & Apparel/Dept. market projections); IBIS World Research Group; CareCredit industry research; Joint Centers for Housing Studies, Harvard University; Consumer Electronics Association.

10 10 Retail Card Payment Solutions We attract partners who value our: • Experience & partnership—long history of improving sales, customer loyalty, and retention • Differentiated capabilities: - Marketing and analytics - Innovation - Mobile and online - Underwriting and lifecycle management - On-site dedicated teams We seek deals that: • Have an appropriate risk-reward profile • Enable us to own key program aspects: - Underwriting - Collections Attracting New Partners Track record of winning programs CareCredit

11 $11.0 $19.7 $29.7 $37.9 4Q13 4Q14 4Q15 4Q16 • Competitive rates and superior service afforded by low cost structure of online bank • Opportunity to further leverage synergies with cardholder base • Evaluating new product offerings - checking, debit, bill payment, small business deposit accounts • Enhance Synchrony Bank Perks program Strong direct deposit growth $ in billions Fast-Growing Online Bank

Robust Data, Analytics and Digital Capabilities

13 Proprietary Closed-Loop Network Advantages Customer Merchant Acquirer Network Issuer General Purpose Card and Co-Branded Cards Synchrony Financial Closed Loop Network for PLCC and Dual CardTM Citi Capital One Chase Date Merch. Channel Brand Cat./SKU $ 1/2/17 Department Store Partner In- Store DKNY Women’s Shoes 468XUTY $83.44 1/9/17 Department Store Partner Mobile Coach Women’s Handbags 229HHREO $212.17 Date Merch. Channel Brand Cat./SKU $ 1/2/17 Department Store Partner $83.44 1/9/17 Department Store Partner $212.17 Enables Valuable Data Capture and Eliminates Interchange Fees • Limited data can be collected by the card issuer when a General Purpose Credit Card or traditional co-branded card is used • When Synchrony Financial Private Label Credit Cards or Dual CardsTM are used in-store, the transaction runs on our network • Valuable incremental data capture occurs on transactions that run over the Synchrony Financial closed loop network - Brand or category - SKU-level data - Channel: in-store, online, or mobile • No interchange fees when Synchrony Financial Private Label Credit Cards or Dual CardsTM are used over our network *illustrative data

14 Prior After Launch Analytics at Synchrony Financial • Generic Offers • Mass Marketing • Portfolio Level Analytics SKU/Category Level Coverage Evolution of Analytics <50% Present and Future Past >70% 2014 2016 • Provides the ability to analyze significantly more data than general purpose credit cards • Ability to analyze SKU, category and other important data has greatly expanded • Customized Offers • 1-on-1 Marketing • Customer/Channel/Store Level Analytics • Customer 360° View • 170+ Dedicated Analytics Professionals • Big Data Platform

15 Using Data and Analytics to Develop Effective Value Propositions • Joint team from Partner A and Synchrony generated multiple new value proposition ideas for Dual CardTM • Analytics played a key role in providing facts to substantiate new ideas and established foundational insights on: - Customer Experience - Customer Research - Partner Retail Sales View - Competitiveness vs. the Marketplace • Generated projections with multiple scenarios for launch and measured post-launch outcomes • Partner B wanted to broaden the reach of their credit card value propositions • Analytics provided data insights, test design and performance analysis that helped develop current offers - Sales dynamic across different types of purchases - Incremental sales and margin impact - Methodology and design for in-store testing - Tracking adoption from existing and new customers New Value Proposition Helping to Drive Strong Sales Growth Strong Growth in Sales and Accounts Continues One Year After Launch Dual CardTM Total Sales (a) + 44% (a) Dual CardTM Total Sales for Partner A. After Launch represents the 6 months post value proposition launch; Prior represents the same period one year prior to the value proposition launch. New Accounts (b) + 32% Partner A Example Partner B Example (b) New Credit Card Accounts for Partner B. After Launch represents the 6 months post value proposition launch; Prior represents the same period one year prior to the value proposition launch. Prior After Launch Prior After Launch

16 Innovative Digital Capabilities Expanding Online and Mobile Capabilities Expanding Digital Capabilities • Investing in enhanced user experience • Mobile applications deliver customized features including rewards, retail offers and alerts • Developed SyPI, a mobile platform that can be rapidly integrated across retailers and wallets • Significant experience with online retailers • Online sales growth outpacing U.S. average Wallet-Agnostic Mobile Payments Strategy— Offering Choice to Retail Partners and Consumers Benefits to Synchrony Financial and Our Customers • Preserving unique benefits and value propositions • Synchrony Financial continuing to capture valuable customer data on our network • Developing proprietary solutions like Digital Card Consumer • Investing in enhanced user experience: - Customized offers - Quickscreen - Auto pre-fill • Mobile applications deliver customized features including rewards, retail offers and alerts Small Business • Enhance user experience and features: - Project-level invoicing and billing - Invoice search - Simplified payments Synchrony Bank • Upgraded digital banking platform; including Remote Deposit Capture • Responsive design allows customers to access account via any device

Performance & Strategic Priorities

18 Loan Receivables Growth 7% - 9% 12% Net Interest Margin ~ 15.5% 16.0% Net Charge-off Rate 4.3% - 4.5% 4.5% Efficiency Ratio < 34.0% 31.1% ROA 2.5% - 3.0% 2.7% • Added new partners, renewed existing relationships, and launched new programs and value propositions • Expanded digital capabilities; online sales increased 20% year-over-year outpacing U.S. online sales growth and penetration reached 25%(b) • Announced and began execution of initial capital plan— $0.13 quarterly dividend and $952MM in share repurchases (subject to Board and regulatory approval) 2016 Accomplishments Performance Business Highlights (a) 2016 outlook provided during January 22, 2016 earnings conference call. Synchrony Financial does not affirm guidance during the year. (b) Penetration is for Retail Card consumer excluding oil and gas clients, growth rates are over the same quarter of the prior year. Source for U.S. data is the U.S Census Bureau, Monthly & Annual Trade Report, Quarterly E-Commerce Report, Retail Indicators Branch, U.S. Census Bureau - the growth is based on most current data available. 2016 Actual2016 Outlook(a)

19 4.33% 4.53% Loan Receivables $ in billions, period-end balances Net Charge-Offs (a) % of average loan receivables including held for sale Interest and Fees on Loans $ in millions $13,179 $14,682 $68.3 $76.3 2015 2016 2015 20162015 2016 (a) Includes loan receivables held for sale. Strong Operating Performance $2.65 $2.71 Diluted EPS 2015 2016 Efficiency Ratio 33.5% 31.1% 2015 2016 Net Interest Margin 15.77% 16.01% 2015 2016

20 (a) Segment data for AXP-U.S Consumer Services and COF-Domestic Card. Other data-total company level. (b) SYF yield calculated as loan receivable yield less net charge-off rate. AXP yield calculated as total card member loan yield less net charge-off rate on card member loans (ex-HFS). Other peer information calculated as credit card yield less net charge-off rate on credit cards. (c) CET1 ratios are on an estimated, fully phased-in basis. See non-GAAP reconciliation in appendix. 31.6% 38.0% 47.9% 72.1% SYF DFS COF AXP Efficiency Ratio (a) Risk-Adjusted Yield (b) 16.7% 10.3% 10.2% 9.0% SYF COF DFS AXP 10.0% 9.0% 2.6% (14.3)% COF SYF DFS AXP Purchase Volume Growth (a) Liquidity % of Assets (e) 17.6% 16.0% 14.9% 14.2% AXP SYF DFS COF 17.0% 13.2% 11.8% 9.9% SYF DFS AXP COF CET1 Ratio (c) Strong MarginsSignificant Growth Strong Balance Sheet Loan Receivables Growth (d) 12.2% 11.8% 10.4% 6.3% AXP SYF COF DFS (d) Segment data for AXP-U.S Consumer Services (ex-HFS), COF-Domestic Card, and DFS-Credit Card. SYF-total company level. (e) For AXP, DFS, and SYF calculated as: (cash and cash equivalents + investment securities) / total assets. COF calculated as: (cash and cash equivalents + AFS securities) / total assets. Sources: Company filings and SNL. Purchase volume and loan receivables growth are 4Q16 vs. 4Q15. Peer Comparison: 4Q16

21 1% 22% 38% 39% 19% 13% 11% 9% 8% 7% 7% 7% 20% 19% 18% 20% 20% 20% 20% 20% 28% 31% 32% 35% 36% 37% 37% 38% 33% 37% 39% 36% 36% 36% 36% 35% • Synchrony Financial controls underwriting and credit line decisions • Focus on stronger underwriting has led to higher quality portfolio - 73% of loan receivables have FICO > 660 Stronger Portfolio Consumer FICO (a) (a) Based on most recent FICO scores available for our customers in each period, weighted by balance, as a % of period-end receivables. If FICO score was not available credit bureau based scores were mapped to a FICO equivalent. If neither score was available, the account was excluded. 601-660 2008 4Q16 ≤ 600 ≤ 600 601-660 661-720 721+ At origination Disciplined Underwriting FICO, consumer accounts opened since beginning of 2010 Focus on Higher Quality Asset Base 4Q154Q144Q134Q124Q114Q10 661-720 721+

22 Net Charge-Off Ratio Risk-Adjusted Yield (a) Peers include: AXP U.S. Card Services prior to 2014 and AXP U.S. Consumer Services starting in 2014, BAC U.S. Credit Card, C Citi- Branded Cards North America, COF Domestic Card, DFS Credit Card, JPM Credit Card, and WFC Consumer Credit Card. SYF – total company level. (b) Peers include: AXP U.S. Card Services prior to 2014 and AXP U.S. Consumer Services starting in 2014, BAC U.S. Credit Card, C Citi- Branded Cards North America, COF Domestic Card, DFS Credit Card, and WFC Consumer Credit Card. SYF – total company level. SYF yield calculated as loan receivable yield less net charge-off rate. Peer information calculated as credit card yield less net charge-off rate on credit cards. Citi-Branded Card yield calculated as average quarterly yield less net charge-off rate on credit cards (average quarterly net charge-off rate). (c) Data on a managed-basis for 2009. See non-GAAP reconciliation in appendix. (a,c) (b,c) • Net charge-off performance was generally consistent with general purpose card issuers during the financial crisis • Risk-adjusted yield outperformed general purpose card issuers by >700 bps through the financial crisis • Risk-adjusted yield outperformance has improved post-crisis to ~800 bps Delivered Strong Risk-Adjusted Returns Historical Net Charge-Offs & Risk-Adjusted Yield Sources: Company filings. Risk-adjusted yield involved calculations by SYF based upon company filings. 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2009 2010 2011 2012 2013 2014 2015 2016 N et C ha rg e- of f R at io SYF Bank Card Average 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2009 2010 2011 2012 2013 2014 2015 2016 R is k- A dj us te d Yi el d SYF Bank Card Average

23 100% 50%50% 1.5% 2.5% Total Program Return Shared Components Illustrative Examples Program Revenue • Interest Income • Fee Income • Interchange Fees Program Expenses • Interest Expense • Provision for Loan Losses • Loyalty Expense • Operating Expenses SYF Share of Return Retailer Share of Return 2.75% 1.25% 4.0% Total Program Return Allocation Provides a countercyclical buffer in stressed environments: 2016 RSAs were 4.2% of average loan receivables 2009 RSAs were 1.6% of average loan receivables(a) 100% 50%50% 1.5% 1.0% Total Program Return 2.00% 0.50% 2.5% N or m al Lo w er P ro gr am P er fo rm an ce Operating Environment Program Return (a) Loan receivables on a managed-basis in 2009. See non-GAAP reconciliation in appendix. Retailer Share Arrangements (RSA) SYF – 69% of Program Return SYF – 80% of Program Return

24 Diverse Funding Sources and Strong Liquidity Deposits Securitized Debt Unsecured Debt 4Q16 Long-term target 11% 72% 17% 10%-15% 70%-75% 15%-20% Diverse Funding Sources % of liabilities excluding non-debt liabilities Strong Liquidity Profile $ in billions $20.3 Liquid assets Undrawn Credit Facilities $6.7 $13.6 • Substantial liquidity: $20.3 billion as of 4Q16, including undrawn credit facilities • Diverse and stable funding sources • Fast-growing direct deposit platform to support growth • Positioned slightly asset sensitive 4Q16

25 Strong Position Relative to Peers Strong Capital Profile Peers include AXP, DFS, and COF. (a) CET1 ratios are on an estimated, fully phased-in basis. CET1 at December 31, 2016 for SYF under Basel III subject to transition provisions was 17.2%. See non-GAAP reconciliation in appendix for further details. (b) Subject to board and regulatory approval. Sources: Company filings and SNL. 2.7% 2.4% SYF Peer Average ROA – 2016 17.0% 11.6% SYF Peer Average CET1 Ratio – 4Q16(a) • Current level of capital well above peers • Generating solid relative earnings power • Significant capital return opportunity over the long-term(b) Capital Deployment Priorities 1. Organic growth 2. Program acquisitions 3. Dividends 4. Share buybacks 5. M&A opportunities

26 Strategic Priorities Grow our business through our three sales platforms Position business for long-term growth Operate with a strong balance sheet and financial profile Leverage strong capital position Expand robust data, analytics and digital capabilities • Grow existing retailer penetration • Continue to innovate and provide robust cardholder value propositions • Add new partners and programs with attractive risk and return profiles • Accelerate capabilities: marketing, analytics and loyalty • Continue to leverage SKU level data and invest in CRM to differentiate marketing capabilities • Deliver leading capabilities across digital and mobile technologies • Explore opportunities to expand the core business (e.g., small business and proprietary networks) • Continue to grow Synchrony Bank — enhance offerings to increase loyalty, diversify funding and drive profitability • Maintain strong capital and liquidity • Deliver earnings growth at attractive returns • Organic growth, program acquisitions, and start-up opportunities • Continue capital plan execution through dividends and share repurchase program, subject to Board and regulatory approvals • Invest in capability-enhancing technologies and businesses

Appendix

28 Non-GAAP Reconciliation We present certain capital ratios. Our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance. This ratio is not currently required by regulators to be disclosed, and therefore is considered a non-GAAP measure. We believe this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies, although this ratio may not be comparable to similarly titled measures reported by other companies.

29 Non-GAAP Reconciliation The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at December 31, 2016. COMMON EQUITY MEASURES GAAP Total common equity .................................................................................................... Less: Goodwill ............................................................................................................... Less: Intangible assets, net ............................................................................................. Tangible common equity ........................................................................................................ Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss) ................................................................ Basel III – Common equity Tier 1 (fully phased-in) ............................................................ Adjustments related to capital components during transition ........................................ Basel III – Common equity Tier 1 (transition) ................................................................... Risk-weighted assets – Basel III (fully phased-in) .............................................................. Risk-weighted assets – Basel III (transition) ....................................................................... $14,196 (949) (712) $12,535 337 $12,872 263 $13,135 $75,941 $76,179 $ in millions at December 31, 2016

30 Non-GAAP Reconciliation The following table sets forth a reconciliation between GAAP results and non-GAAP managed-basis results for 2009. Net charge-offs as a % of average loan receivables, including held for sale: GAAP 11.3% Securitization adjustments (0.6)% Managed-basis 10.7% Interest and fees on loans as a % of average loan receivables, including held for sale: GAAP 19.7% Securitization adjustments 0.8% Managed-basis 20.5% Retailer share arrangements as a % of average loan receivables, including held for sale: GAAP 3.4% Securitization adjustments (1.8)% Managed-basis 1.6% Risk-adjusted yield(a): GAAP 8.4% Securitization adjustments 1.4% Managed-basis 9.8% Twelve months ended December 31, 2009 (a) Risk-adjusted yield is equal to interest and fees on loans as a % of average loan receivables less net charge-offs as a % of average loan receivables.